PROMISSORY NOTE

                                                              Bethesda, Maryland
                                                                      May , 1997


                  FOR VALUE RECEIVED, Travel Services Group International, Inc., a Delaware corporation ("Borrower"), unconditionally promises to pay to the order of TSGI Funding, LLC, a Delaware limited liability company ("Lender"), without offset, at its offices at c/o Alpine Consolidated, LLC, 4701 Sangamore Road, PL 15, Bethesda, Maryland 20816, or at such other place as the holder of this Note may designate in writing, on demand, the principal sum set forth below in the last entry on the Schedule of Advances and Payments of Principal (the "Schedule") as "Principal Amount Outstanding," with interest payable on the 1st day of each month beginning June 1, 1997, and at maturity on the unpaid principal of such sum until repaid in full. All payments made on this Note shall be applied first to accrued interest and then to principal. In no event shall the principal sum set forth below in the last entry on the Schedule as the Principal Amount Outstanding exceed the amount set forth below in the last entry on the Schedule as the Total Borrowings Cap. Lender and Borrower initially intend that the principal amount available hereunder will be $500,000. Such $500,000 amount, however, may be increased from time to time as Lender and Borrower shall mutually agree in writing, as shall be set forth in the last entry on the Schedule under Total Borrowings Cap. Interest on this Note with respect to each advance made hereunder shall accrue at the rate per annum set forth below in the entry on the Schedule as the Interest Rate for such advance.

                  Borrower understands and agrees that any officer or authorized employee of Lender may make entries on the Schedule of this Note and on any additional schedules attached hereto upon receipt of written or telephonic instructions of any one reasonably believed by such officer or authorized employee to be an authorized agent of Borrower. Borrower shall indemnify and hold Lender harmless from and against any and all claims, damages, losses, costs and expenses (including attorneys' fees) that may arise or be created by the acceptance of instructions for making or paying advances by telephone.

                  The happening of any of the following events shall constitute an event of default:

                  A. The failure to make when due any installment or other payment described herein, whether of principal, interest, late charges or otherwise;

                  B. The dissolution or termination of existence of Borrower;

                  C. The inability of Borrower to pay its debts when due, the insolvency of Borrower, the application for the appointment of a receiver or custodian for Borrower or the property of Borrower, the entry of an order for relief of the filing of a petition by or against

Borrower under the provisions of any bankruptcy or insolvency law, or any assignment for the benefit of creditors by or against Borrower;

                  D. The entry of a judgment against Borrower or the issuance or service of any attachment, levy or garnishment against Borrower or the property of Borrower;

                  E. The determination by Lender that a material adverse change in the financial condition of Borrower has occurred since the date hereof, or if Lender deems itself insecure or otherwise in good faith believes that the prospect of payment or performance is impaired;

                  F. The failure of Borrower to perform any obligation to Lender hereunder or under the terms of any other obligation of Borrower to Lender; or

                  G. The default by Borrower in any agreement for borrowed money, whether owed to Lender or to a third person.

                  Upon the happening of any event of default, this Note shall, at the sole option of Lender, become immediately due and payable without notice to or demand on Borrower. In the event Borrower fails to pay any installment of interest or otherwise fails to repay this Note within seven (7) days of its due date, Borrower agrees to pay Lender on demand a late charge of five percent (5%) of the overdue payment.

                  Borrower hereby expressly waives presentment, demand, protest and notice of dishonor, and waives the benefit of all homestead and similar exemptions as to this debt. If after default, this Note is placed in the hands of an attorney for collection, Borrower agrees to pay all reasonable attorneys' fees incurred by Lender.

                  Any failure or delay by Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other rights at any time.




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


                                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL
------------------------------------------------------------------------------------------------------------

                                                                       Principal       Total      Approving
                                    Interest                            Amount       Borrowings     Person's
Date              Advances            Rate           Payments          Outstanding      Cap        Initials
------------------------------------------------------------------------------------------------------------


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


         The aggregate principal amount outstanding shown on the Schedule shall be prima facie evidence of the principal amount owing and unpaid on this Note. The failure to record the date and amount of any advance on the Schedule shall not, however, limit or otherwise effect the obligations of Borrower under this Note to repay the principal amount of the advance together with all interest accruing thereon.

         The provisions of this Note shall be construed and interpreted, and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Maryland.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered as of the day and year first above written.

                                      TRAVEL SERVICES GROUP INTERNATIONAL, INC., a Delaware corporation


                                      By:
                                         ---------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

ACKNOWLEDGED:

TSGI FUNDING, LLC
a Delaware corporation


By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------






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